WRL FREEDOM PREMIER® III VARIABLE ANNUITY

FLEXIBLE PREMIUM VARIABLE ANNUITY - F

WRL FREEDOM ACCESS®

WRL FREEDOM ATTAINER®

WRL FREEDOM BELLWETHER®

WRL FREEDOM CONQUEROR®

WRL FREEDOM ENHANCER®

WRL FREEDOM PREMIER®

WRL FREEDOM VARIABLE ANNUITY®

WRL FREEDOM WEALTH CREATOR®

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated October 20, 2006

to the respective

Prospectuses dated May 1, 2006 and June 1, 2006

At the close of business on or about October 27, 2006, the Great Companies - AmericaSM portfolio and the Janus Growth portfolio will merge into the Transamerica Equity portfolio and the surviving fund will be Transamerica Equity portfolio.

On or about October 27, 2006, four portfolios of the AEGON/Transamerica Series Trust will change their names. The Templeton Great Companies Global portfolio will be renamed Templeton Transamerica Global; the Great Companies – Technology portfolio will be renamed Transamerica Science & Technology; the Mercury Large Cap Value portfolio will be renamed BlackRock Large Cap Value; and the Salomon All Cap portfolio will be renamed Legg Mason Partners All Cap.

In addition, effective August 1, 2006, Transamerica Investment Management, LLC (“TIM”) replaced Great Companies, LLC as the sub-advisor of the Great Companies – TechnologySM portfolio, the Great Companies – AmericaSM portfolio, and of the portion of the Templeton Great Companies Global portfolio previously sub-advised by Great Companies, LLC.